UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 18, 2005

            Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125593	133291626
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

Registrant’s telephone number, including area code:  (212) 761-4000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1

In connection with the offering of the Morgan Stanley Capital I Inc. Mortgage Pass-Through Certificates, Series 2005-8SL, Morgan Stanley & Co. Incorporated as underwriter of the Certificates has prepared certain materials (the “Collateral Term Sheet”), for distribution to potential investors.

For purposes of this Form 8-K, “Collateral Term Sheet” shall mean certain descriptive information about the mortgage loans underlying the offering of Morgan Stanley Capital I Inc. Mortgage Pass-Through Certificates, Series 2005-8SL, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.  The Collateral Term Sheet is attached hereto as Exhibit 99.1.

1.      Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable

(d)

Exhibits:

99.1

Collateral Term Sheet.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:        /s/ Valerie Kay

       Name:  Valerie Kay

       Title:     Managing Director

Dated:  November 22, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Collateral Term Sheets

Exhibit 99.1     Collateral Term Sheets